                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   March 4, 2008
                                                  ------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                           0-24412                     42-1421406
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(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)

         101 Second Street SE, Suite 800, Cedar Rapids, Iowa       52401
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
| | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR  240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     In the course of its periodic review of its corporate records,  it has come to the attention of MACC Private Equities Inc. (the "Company") that an incorrect version of the  Company's  Bylaws is on file with the  Securities  and  Exchange
Commission (the "SEC").  The Company is hereby  correcting the inadvertent error by filing with the SEC the correct version of the Company's Bylaws.

     A copy of the  Company's  current  Bylaws is included as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

         (d)      Exhibits

         3(ii)    Current Bylaws of MACC Private Equities Inc.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  March 4, 2008

                                      MACC PRIVATE EQUITIES INC.

                                      By: /s/ Robert A. Comey
                                          -------------------------------
                                           Robert A. Comey
                                           Executive Vice President

                                  Exhibit Index
                                  -------------
Exhibit
Number            Description
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3(ii)             Bylaws of MACC Private Equities Inc.